SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: July 27, 2004
(Date of earliest event reported)

Commission File No.: 333-116509



                    Wells Fargo Asset Securities Corporation
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Delaware                                                 52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


7430 New Technology Way
Frederick, Maryland                                               21703
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Address of principal executive offices                          (Zip Code)


                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


                 7485 New Horizon Way, Frederick, Maryland 21703
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              (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 5.       Other Events
              ------------

      Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------


              (c) Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
      (99)                                      Collateral Term Sheets
                                                prepared by Banc of America
                                                Securities LLC in connection
                                                with Wells Fargo Asset
                                                Securities Corporation, Mortgage
                                                Pass-Through Certificates,
                                                Series 2004-T

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WELLS FARGO ASSET SECURITIES CORPORATION


July 27, 2004


                                   By: /s/ Bradley A. Davis
                                      ------------------------------------------
                                      Bradley A. Davis
                                      Vice President

                                INDEX TO EXHIBITS


                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------

   (99)                 Collateral Term Sheets                      E
                        prepared by Banc of America
                        Securities LLC in connection
                        with Wells Fargo Asset
                        Securities Corporation,
                        Mortgage Pass-Through
                        Certificates, Series 2004-T